SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                  May 22, 2003
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
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             (Exact name of Registrant as specified in its charter)



 Delaware                  0-28538                    13-5630895
--------------------------------------------------------------------------------
(State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)               Identification
 incorporation)                                       Number)



1999 Broadway, Suite 4300, Denver, CO                      80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


                                 (303) 296-5600
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5:  Other Events

     On May 22, 2003 the Registrant  issued the press release attached hereto as
Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding the election of Directors at the Registrant's Annual Stockholders Meeting.

Item 7:       Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

              Item No.   Exhibit List
              --------   -------------------------------------------------------

              99.1       Press Release dated May 22, 2003 issued by Registrant

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 TITANIUM METALS CORPORATION
                                 (Registrant)




                                 By: /s/ Matthew O'Leary
                                     ----------------------------------------
                                      Matthew O'Leary
                                      Corporate Attorney and Assistant Secretary


Date: May 22, 2003

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE                                   Contact:

Titanium Metals Corporation                             Bruce P. Inglis
1999 Broadway, Suite 4300                               Vice President - Finance
Denver, Colorado 80202                                    & Corporate Controller
                                                        (303) 296-5600


         TIMET ELECTS BOARD OF DIRECTORS AT ANNUAL STOCKHOLDERS' MEETING

     DENVER, COLORADO . . . May 22, 2003 . . . Titanium Metals Corporation (NYSE: TIE) held its Annual Stockholders' Meeting on May 20, 2003, at which six incumbent and one new member of TIMET's Board of Directors were elected, each to serve until the next Annual meeting of Stockholders. The members of the Board of Directors are: J. Landis Martin, Chairman, Norman N. Green, Dr. Albert W. Niemi, Jr., Glenn R. Simmons, Steven L. Watson, Terry N. Worrell (newly elected) and Paul J. Zucconi.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on the Internet at http://www.timet.com/.


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